                                                                  Exhibit (a)(2)



                           NEW ENGLAND FUNDS TRUST III


                          Amendment No. 1 to Agreement
                            and Declaration of Trust



         The undersigned, being at least a majority of the Trustees of New England Funds Trust III (the "Trust"), having determined it to be consistent with the fair and equitable treatment of all shareholders of the Trust, hereby amend the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, as follows:

         1. The first sentence of Section 6 of Article III of the Declaration of Trust is hereby amended to read in its entirety as follows:

         Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series shall be, and is hereby, established and designated as a Multi-Class Series: (1) New England Equity Income Fund and (2) New England Bullseye Fund.


         The foregoing amendment shall become effective as of the time it is filed with the Secretary of State of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


----------------------                               ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan



                                                 /s/ Henry L.P. Schmelzer
----------------------                               ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer


----------------------                               ---------------------
Daniel M. Cain                                       John A. Shane


----------------------                               ---------------------
Peter S. Voss                                        Pendleton P. White


----------------------
Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.



                                                 /s/ Kenneth J. Cowan
----------------------                               ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan


----------------------                               ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer


----------------------                               ---------------------
Daniel M. Cain                                       John A. Shane


----------------------                               ---------------------
Peter S. Voss                                        Pendleton P. White


----------------------
Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


----------------------                               ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan


----------------------                               ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer


----------------------                               ---------------------
Daniel M. Cain                                       John A. Shane

/s/ Peter S. Voss
----------------------                               ---------------------
    Peter S. Voss                                    Pendleton P. White


----------------------
Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


----------------------                               ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan


----------------------                               ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer


                                                 /s/ John A. Shane
----------------------                               ---------------------
Daniel M. Cain                                       John A. Shane


----------------------                               ---------------------
Peter S. Voss                                        Pendleton P. White


----------------------
Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


----------------------                               ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan


/s/ Sandra O. Moose
----------------------                               ---------------------
    Sandra O. Moose                                  Henry L.P. Schmelzer


----------------------                               ---------------------
Daniel M. Cain                                       John A. Shane


----------------------                               ---------------------
Peter S. Voss                                        Pendleton P. White


----------------------
Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


/s/ Graham T. Allison, Jr.
--------------------------                           ---------------------
    Graham T. Allison, Jr.                           Kenneth J. Cowan


--------------------------                           ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer


--------------------------                           ---------------------
Daniel M. Cain                                       John A. Shane


--------------------------                           ---------------------
Peter S. Voss                                        Pendleton P. White


--------------------------
Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


--------------------------                           ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan


--------------------------                           ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer


--------------------------                           ---------------------
Daniel M. Cain                                       John A. Shane


--------------------------                           ---------------------
Peter S. Voss                                        Pendleton P. White


/s/ Richard Darman
--------------------------
    Richard Darman

IN WITNESS WHEREOF, we have hereunto set our hand for ourselves and for our successors and assigns as of the 11th day of February, 1998.


--------------------------                           ---------------------
Graham T. Allison, Jr.                               Kenneth J. Cowan


--------------------------                           ---------------------
Sandra O. Moose                                      Henry L.P. Schmelzer

/s/ Daniel M. Cain
--------------------------                           ---------------------
    Daniel M. Cain                                   John A. Shane


--------------------------                           ---------------------
Peter S. Voss                                        Pendleton P. White


--------------------------
Richard Darman